Condensed Interim Consolidated Statements of Comprehensive Loss (Unaudited) - CAD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Sep. 30, 2020	Sep. 30, 2019
EXPENSES
General and administrative expenses	$ (315)	$ (584)	$ (979)	$ (1,637)
Property investigation	(6)	(65)	(23)	(231)
Amortization	(2)	(3)	(6)	(8)
Share-based payments	(85)		(969)
Total expenses	(408)	(652)	(1,977)	(1,876)
OTHER ITEMS
Interest income		4		26
Impairment for exploration and evaluation assets			(437)
Foreign exchange loss	(1)	(1)	(1)	(2)
Other income (expense), net	(409)	3	(438)	24
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$ (409)	$ (649)	$ (2,415)	$ (1,852)
Basic and diluted weighted average number of common shares outstanding on a post-consolidation basis	98,614,107	78,792,860	92,022,707	78,792,860
Basic and diluted loss per share	$ (0.00)	$ (0.01)	$ (0.03)	$ (0.02)